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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) May 7, 2001


                              E-SYNC NETWORKS, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                         0-2401                     06-0625999
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  (State or other                   (Commission                 (IRS Employer
  jurisdiction of                   File Number)             Identification No.)
   incorporation)



35 Nutmeg Drive, Trumbull, Connecticut                                  06611
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(Address of principal executive offices)                              (Zip Code)


                                 (203) 601-3000
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On May 7, 2001, E-Sync Networks, Inc., a Delaware corporation ("E-Sync"), entered into a non-binding Letter of Intent (the "LOI") with SpaceLogix, Inc., a Delaware corporation ("Spacelogix"). In the LOI, E-Sync and SpaceLogix have set forth the proposed basic terms and conditions upon which the two parties will negotiate and seek to execute and deliver to each other a definitive agreement pursuant to which SpaceLogix will merge (the "Merger") with and into a wholly-owned subsidiary of E-Sync. The LOI is filed herewith as
Exhibit 2.1 and is incorporated by reference herein.

         In addition, concurrently with the execution and delivery of the LOI, E-Sync entered into Consulting Agreements (the "Consulting Agreements") with each of SpaceLogix and Trautman Wasserman & Co., Inc., a New York corporation ("TW"), pursuant to which each of SpaceLogix and TW will provide management consulting services and will each be entitled to a fee of $75,000 in the event the proposed Merger does not occur within 150 days of May 7, 2001 (assuming such non- occurrence does not result from their respective actions or inactions). The $50,000 monthly consulting fee payable to SpaceLogix under the SpaceLogix consulting agreement shall accrue and only be payable upon completion of at least $1,050,000 of bridge loans being made by SpaceLogix to E-Sync and shall only accrue for three months and not be payable thereafter without the written consent of E-Sync. The $25,000 monthly consulting fee payable to TW under the TW consulting agreement shall accrue and only be payable upon the successful completion of at least a $2,000,000 private placement of E-Sync securities following the Merger. The Consulting Agreements are filed herewith as Exhibits
10.1 and 10.2 and are incorporated by reference herein.

         The joint press release issued by E-Sync and SpaceLogix with respect to the foregoing is filed herewith as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

2.1 Letter of Intent, dated May 7, 2001, by and between E-Sync Networks, Inc. and SpaceLogix, Inc.

10.1 Consulting Agreement, dated as of May 7, 2001, by and between E-Sync Networks, Inc. and SpaceLogix, Inc.

10.2 Consulting Agreement, dated as of May 7, 2001, by and between E-Sync Networks, Inc. and Trautman Wasserman & Co., Inc.

99.1 Press Release issued by E-Sync Networks, Inc. on May 7, 2001.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   E-SYNC NETWORKS, INC.


Date: May 8, 2001                  By: /s/ Michael A. Clark
                                       ------------------------------------
                                           Michael A. Clark
                                           President & COO



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